UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2018 (January 23, 2018)

PEOPLES BANCORP INC.
(Exact name of Registrant as specified in its charter)

Ohio	0-16772	31-0987416
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification Number)

138 Putnam Street, PO Box 738
Marietta, Ohio	45750-0738
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(740) 373-3155

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02     Results of Operations and Financial Condition

On January 23, 2018, management of Peoples Bancorp Inc. (“Peoples”) conducted a facilitated conference call at approximately 11:00 a.m., Eastern Daylight Time, to discuss results of operations for the three and twelve months ended December 31, 2017. A replay of the conference call audio will be available on Peoples’ website, www.peoplesbancorp.com, in the “Investor Relations” section for one year. A copy of the transcript of the conference call is included as Exhibit 99 to this Current Report on Form 8-K.

The information contained in this Item 2.02 and Exhibit 99 included with this Current Report on Form 8-K, is being furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in such filing.

During the conference call, management referred to non-Generally Accepted Accounting Principles ("GAAP") financial measures that are used by management to provide information useful to investors in understanding Peoples' operating performance and trends, and to facilitate comparisons with the performance of Peoples' peers. The following tables show the differences between the non-GAAP financial measures referred to during the conference call and the most directly comparable GAAP-based financial measures.
NON-GAAP FINANCIAL MEASURES
The following non-GAAP financial measures used by Peoples provide information useful to investors in understanding Peoples' operating performance and trends, and facilitate comparisons with the performance of Peoples' peers. The following tables summarize the non-GAAP financial measures derived from amounts reported in Peoples' consolidated financial statements:

NON-GAAP FINANCIAL MEASURES (Unaudited)
The following non-GAAP financial measures used by Peoples provide information useful to investors in understanding Peoples' operating performance and trends, and facilitate comparisons with the performance of Peoples' peers. The following tables summarize the non-GAAP financial measures derived from amounts reported in Peoples' consolidated financial statements:

	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,
(in $000’s)	2017	2017	2016	2017	2016

Core non-interest income:
Total non-interest income	$13,119	$12,610	$12,111	$52,653	$51,070
Plus: System upgrade revenue waived	—	—	85	—	85
Core non-interest income	$13,119	$12,610	$12,196	$52,653	$51,155

	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,
(in $000’s)	2017	2017	2016	2017	2016

Core non-interest expenses:
Total non-interest expense	$27,406	$26,558	$27,282	$107,975	$106,911
Less: system upgrade costs	—	—	746	—	1,259
Less: acquisition-related costs	341	—	—	341	—
Less: pension settlement charges	242	—	—	242	—
Core non-interest expenses	$26,823	$26,558	$26,536	$107,392	$105,652

	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,
(in $000’s)	2017	2017	2016	2017	2016

Efficiency ratio:
Total non-interest expense	$27,406	$26,558	$27,282	$107,975	$106,911
Less: Amortization of other intangible assets	913	869	1,007	3,516	4,030
Adjusted non-interest expense	26,493	25,689	26,275	104,459	102,881

Total fee-based income	13,119	12,610	12,111	52,653	51,070

Net interest income	29,122	29,220	26,667	113,377	104,865
Add: Fully tax-equivalent adjustment	440	460	517	1,913	2,027
Net interest income on a fully taxable-equivalent basis	29,562	29,680	27,184	115,290	106,892

Adjusted revenue	$42,681	$42,290	$39,295	$167,943	$157,962

Efficiency ratio	62.07%	60.74%	66.87%	62.20%	65.13%

Efficiency ratio adjusted for non-core items:
Core non-interest expenses	$26,823	$26,558	$26,536	$107,392	$105,652
Less: Amortization of other intangible assets	913	869	1,007	3,516	4,030
Adjusted non-interest expense	25,910	25,689	25,529	103,876	101,622

Total fee-based income	$13,119	$12,610	$12,196	$52,653	$51,155
Net interest income on a fully taxable-equivalent basis	29,562	29,680	27,184	115,290	106,892

Adjusted revenue	$42,681	$42,290	$39,380	$167,943	$158,047

Efficiency ratio adjusted for non-core items	60.71%	60.74%	64.83%	61.85%	64.30%

	At or For the Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
(in $000’s)	2017	2017	2017	2017	2016

Tangible Equity:
Total stockholders' equity, as reported	$458,592	$457,386	$451,353	$443,009	$435,261
Less: goodwill and other intangible assets	144,576	143,859	144,692	145,505	146,018
Tangible equity	$314,016	$313,527	$306,661	$297,504	$289,243

Tangible Assets:
Total assets, as reported	$3,581,686	$3,552,412	$3,525,126	$3,459,276	$3,432,348
Less: goodwill and other intangible assets	144,576	143,859	144,692	145,505	146,018
Tangible assets	$3,437,110	$3,408,553	$3,380,434	$3,313,771	$3,286,330

Tangible Book Value per Common Share:
Tangible equity	$314,016	$313,527	$306,661	$297,504	$289,243
Common shares outstanding	18,287,449	18,281,194	18,279,036	18,270,508	18,200,067

Tangible book value per common share	$17.17	$17.15	$16.78	$16.28	$15.89

Tangible Equity to Tangible Assets Ratio:
Tangible equity	$314,016	$313,527	$306,661	$297,504	$289,243
Tangible assets	$3,437,110	$3,408,553	$3,380,434	$3,313,771	$3,286,330

Tangible equity to tangible assets	9.14%	9.20%	9.07%	8.98%	8.80%

	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,
(in $000’s)	2017	2017	2016	2017	2016

Pre-Provision Net Revenue:
Income before income taxes	$14,340	$16,022	$10,744	$57,203	$45,282
Add: provision for loan losses	1,115	1,086	711	3,772	3,539
Add: loss on debt extinguishment	—	—	—	—	707
Add: net loss on OREO	105	—	33	129	34
Add: net loss on other assets	39	38	76	105	392
Less: net gain on OREO	—	13	—	13	—
Less: net gain on investment securities	764	1,861	68	2,983	930
Less: net gain on other assets	—	—	—	158	—
Pre-provision net revenue	$14,835	$15,272	$11,496	$58,055	$49,024

Pre-provision net revenue	$14,835	$15,272	$11,496	$58,055	$49,024
Total average assets	3,562,267	3,541,220	3,386,519	3,510,288	3,320,447

Pre-provision net revenue to total average assets (annualized)	1.65%	1.71%	1.35%	1.65%	1.48%

Item 9.01     Financial Statements and Exhibits

a) - c)
Not applicable.

d) Exhibits
See Index to Exhibits below.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEOPLES BANCORP INC.

Date:	January 26, 2018	By:/s/	JOHN C. ROGERS
John C. Rogers

Executive Vice President, Chief Financial Officer and Treasurer

INDEX TO EXHIBITS

Exhibit Number	Description
99	Transcript of conference call conducted by management of Peoples Bancorp Inc. on January 23, 2018 to discuss results of operations for the three and twelve months ended December 31, 2017.